                          DOMINION INSIGHT GROWTH FUNDS
                                  ANNUAL REPORT
                                  JUNE 30, 2001

Dominion Insight Growth Fund
A SERIES DOMINION FUNDS, INC.

To Our Shareholders:

Jack Welch, CEO of General Electric, recently remarked, "This has been the most difficult business environment I have seen in the past 20 years. Although the economy as a whole is not in recession, the manufacturing sector is in a severe recession and the manufacturing sector is still the heart and soul of the stock market."

The Dominion Insight Growth Fund significantly outperformed the S&P 500 Index during the quarter ended June 30, 2001. Clearly, this has been a difficult year for investments in what can only be described as the worst downturn in a generation. Nevertheless, specific indicators that signal the bottom and turn-around of the stock market are beginning to point in a positive direction.

Responding largely to Federal Reserve rate cuts, major U. S. companies have issued more than $250 billion in corporate debt during the past 9 months, representing the largest amount of corporate bonds issued in the last 8 years. Telecom companies worldwide have issued over $100 billion in bonds, some of which will be used to refinance debt, but the telecom infrastructure build-out will be a significant priority. Corporate and consumer spending data indicates the worst may be over for the economy as the manufacturing sector appears to have stopped hemorrhaging and the labor market seems to be stabilizing. On the acquisition front, a number of major technology companies have started to buy up some of the competition.

Over the long term, buying profitable companies that dominate their industries has been the wisest investment philosophy. This has been the guiding principle of our investment philosophy at the Fund. Although during the past 18 months many of these dominant companies have seen their stock prices severely deteriorate, when the market finally turns around, these dominant companies will go up first and fastest. Successful investing takes patience through inevitable cyclical downturns, but your patience will ultimately be rewarded. Previous periods such as this have often been the prelude to major stock price advances. Cautious buying at what appears to be the low points seems to be the order of the day. Thanks for your confidence.

August 29, 2001                                        Douglas W. Powell
                                                       Chief Executive Officer

The performance data presented does not reflect the deduction of the sales load and, if reflected, the load would reduce the performance quoted. The performance data presented represents past performance, and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                          DOMINION INSIGHT GROWTH FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 2001

ASSETS

      Investments in securities, at value                              $ 6,720,797
         (identified cost $8,781,134)
      Cash                                                                  77,473
      Receivables
            Investment securities sold                                     207,316
            Dividends and interest                                           1,140
                                                                       ------------

                  TOTAL ASSETS                                           7,006,726
                                                                       ------------

LIABILITIES

      Payables
            Investment advisory fee                                          5,880
            Administrative fee                                               7,228
                                                                       ------------

                  TOTAL LIABILITIES                                         13,108
                                                                       ------------

NET ASSETS

      Equivalent to $5.59 per share on
         1,251,506 shares of capital stock outstanding                 $ 6,993,618
                                                                       ============

See notes to financial statements.

                          DOMINION INSIGHT GROWTH FUND
                            INVESTMENTS IN SECURITIES
                                  JUNE 30, 2001

                                                                                                     PERCENT OF
COMMON STOCKS                                         SHARES                 VALUE                  TOTAL ASSETS
Commercial Services
  Concord EFS, Inc. (a)                                2,000              $  104,020                     1.48%
                                                                        --------------              ------------
Computers
  Cisco Systems, Inc. (a)                             12,655                 230,321                     3.29
  Dell Computer Corporation (a)                        5,664                 146,981                     2.10
  Intel Corporation                                    7,500                 219,375                     3.13
  Network Appliance, Inc. (a)                          6,000                  82,200                     1.17
  PMC-Sierra, Inc. (a)                                 1,200                  37,284                     0.53
  Rambus Inc. (a)                                      5,861                  72,149                     1.03
  Sun Microsystems, Inc. (a)                          13,175                 207,111                     2.96
  Teradyne, Inc. (a)                                   3,567                 118,068                     1.69
  Texas Instruments Incorporated                       3,000                  94,597                     1.35
                                                                        --------------              ------------
                                                                           1,208,086                    17.25
                                                                        --------------              ------------
Computer Services
  Comverse Technology, Inc. (a)                        1,759                 101,354                     1.45
  Juniper Networks, Inc. (a)                           2,899                  90,159                     1.29
  Power-One, Inc. (a)                                  6,270                 104,333                     1.49
                                                                        --------------              ------------
                                                                             295,846                     4.23
                                                                        --------------              ------------
Computer Software
  AOL Time Warner, Inc. (a)                            5,334                 282,702                     4.03
  BroadVision, Inc. (a)                                8,000                  39,863                     0.57
  Mercury Interactive Corporation (a)                  2,147                 128,605                     1.84
  Microsoft Corporation (a)                            3,281                 238,201                     3.40
  Oracle Corporation (a)                               6,888                 130,872                     1.87
  TriPath Imaging, Inc.                                3,500                  34,685                     0.50
  VERITAS Software Corporation (a)                     1,392                  92,610                     1.32
                                                                        --------------              ------------
                                                                             947,538                    13.53
                                                                        --------------              ------------
Electronics
  Applied Materials, Inc. (a)                          4,884                 239,804                     3.42
  Applied Micro Circuits Corporation (a)               5,303                  91,212                     1.30
  Broadcom Corporation Class A (a)                     2,284                  97,664                     1.39
  Conexant Systems, Inc. (a)                           4,000                  35,800                     0.51
  Cree, Inc. (a)                                       7,500                 196,088                     2.80
  EMCCorporation (a)                                   9,362                 271,966                     3.88
  International Rectifier Corporation (a)              2,000                  68,200                     0.97
  Sanmina Corporation (a)                              2,000                  46,668                     0.67
  SCI Systems, Inc. (a)                                2,349                  59,900                     0.85
  Solectron Corporation (a)                            7,000                 128,100                     1.83
  Vitesse Semiconductor Corporation (a)                2,631                  55,366                     0.79
  Xilinx, Inc. (a)                                     1,815                  74,851                     1.07
                                                                        --------------              ------------
                                                                           1,365,619                    19.48
                                                                        --------------              ------------

See notes to financial statements.

                                                                                                              PERCENT OF
COMMON STOCKS (CONTINUED)                                       SHARES               VALUE                   TOTAL ASSETS
Entertainment

  Gemstar International Group Limited (a)                        4,669             $   205,436                     2.93%
                                                                                 ---------------              ------------
Financial
  Capital One Financial Corporation                              2,000                 120,000                     1.71
  Waterside Capital Corporation (a)                              5,300                  19,345                     0.28
                                                                                 ---------------              ------------
                                                                                       139,345                     1.99
                                                                                 ---------------              ------------
Manufacturing
  General Electric Company                                       4,561                 222,349                     3.17
  Symbol Technologies, Inc.                                      1,700                  37,261                     0.53
                                                                                 ---------------              ------------
                                                                                       259,610                     3.70
                                                                                 ---------------              ------------
Medical Supplies
  Cytyc Corporation (a)                                          7,000                 161,350                     2.30
                                                                                 ---------------              ------------
Pharmaceutical
  MedImmune, Inc. (a)                                            4,182                 197,390                     2.82
  Pfizer, Inc.                                                   3,000                 120,150                     1.71
                                                                                 ---------------              ------------
                                                                                       317,540                     4.53
                                                                                 ---------------              ------------
Retail
  Wal-Mart Stores, Inc.                                          3,041                 148,401                     2.12
                                                                                 ---------------              ------------
Telecommunications
  Agilent Technologies, Inc. (a)                                 1,035                  33,638                     0.48
  Advanced Fibre Communications, Inc. (a)                        2,521                  52,941                     0.76
  CIENA Corporation (a)                                          3,552                 134,976                     1.93
  JDS Uniphase Corporation (a)                                  10,479                 133,607                     1.91
  Motorola, Inc.                                                 4,700                  77,832                     1.11
  Nokia Corporation ADR (a)                                      5,593                 123,270                     1.76
  Nortel Networks Corporation                                    6,000                  54,540                     0.78
  Powerwave Technologies, Inc. (a)                               3,612                  52,374                     0.75
  QUALCOMM Incorporated (a)                                      7,662                 448,074                     6.39
  Siebel Systems, Inc. (a)                                       4,853                 227,606                     3.25
  Tellabs, Inc. (a)                                              4,705                  90,712                     1.29
  Vodafone AirTouch PLC ADR                                      6,194                 138,436                     1.98
                                                                                 ---------------              ------------
                                                                                     1,568,006                    22.39
                                                                                 ---------------              ------------
Total Investments in Securities
  (cost $8,781,134)                                                                $ 6,720,797                    95.93%
                                                                                 ===============              ============

NOTE:

     (a)  Presently non-income producing.

See notes to financial statements.

                          DOMINION INSIGHT GROWTH FUND
                             STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 2001

INVESTMENT LOSS

         Investment income
               Dividends                                        $    12,152
               Interest                                              12,197
                                                              --------------
                     Total investment income                         24,349
                                                              --------------
         Expenses
               Investment advisory fee                              119,960
               Administrative fee                                   157,238
                                                              --------------
                     Total expenses                                 277,198
                                                              --------------
         NET INVESTMENT LOSS                                       (252,849)
                                                              --------------
REALIZED LOSS AND UNREALIZED DEPRECIATION ON INVESTMENTS

         Net realized loss on investments in securities          (1,425,838)
         Net change in unrealized depreciation
            of investments in securities                         (7,424,034)
                                                              --------------

         NET LOSS ON INVESTMENTS                                 (8,849,872)
                                                              --------------

         NET DECREASE IN NET ASSETS RESULTING

            FROM OPERATIONS                                     $(9,102,721)
                                                              ==============

See notes to financial statements.

                          DOMINION INSIGHT GROWTH FUND
                       STATEMENTS OF CHANGES IN NET ASSETS
                       YEARS ENDED JUNE 30, 2001 AND 2000

                                                                           2001              2000
                                                                      --------------    --------------
CHANGE IN NET ASSETS FROM OPERATIONS

      Net investment loss                                              $   (252,849)      $  (336,157)
      Net realized gain (loss) on investments in securites               (1,425,838)        7,297,542
      Net change in unrealized appreciation (depreciation) on
         investments in securities                                       (7,424,034)        1,590,653
                                                                      --------------    --------------
            Net increase (decrease) in net assets
               resulting from operations                                 (9,102,721)        8,552,038

DISTRIBUTIONS TO SHAREHOLDERS FROM

      Net realized gains on investments in securities                    (6,567,730)       (3,649,885)

CAPITAL SHARE TRANSACTIONS- NET                                           4,761,029        (1,509,883)
                                                                      --------------    --------------

      Total increase (decrease) in net assets                           (10,909,422)        3,392,270

NET ASSETS

      Beginning of year                                                  17,903,040        14,510,770
                                                                      --------------    --------------

      End of year (including undistributed
         investment loss of $2,245,180
         and $1,992,331, respectively)                                  $ 6,993,618       $17,903,040
                                                                      ==============    ==============

See notes to financial statements.

                          DOMINION INSIGHT GROWTH FUND
                              FINANCIAL HIGHLIGHTS

                                                                          YEAR ENDED JUNE 30,

                                                     2001         2000           1999          1998          1997
PER SHARE DATA (1):

    Net asset value, beginning of year              $ 25.47     $   19.15      $  17.56      $  15.79      $  19.04
                                                   ---------   -----------    ----------    ----------    ----------
Income (loss) from investment operations:

    Net investment loss                                (.24)         (.48)         (.36)         (.37)         (.33)

    Net realized and unrealized gain
       (loss) on investments in securities            (9.93)        12.62          4.20          2.71         (1.16)
                                                   ---------   -----------    ----------    ----------    ----------
    Total income (loss) from investment
       operations                                    (10.17)        12.14          3.84          2.34         (1.49)
                                                   ---------   -----------    ----------    ----------    ----------
Less distributions:

    Distributions from net realized gains             (9.71)        (5.82)        (2.25)         (.57)        (1.76)
                                                   ---------   -----------    ----------    ----------    ----------
    Net asset value, end of year                    $  5.59     $   25.47      $  19.15      $  17.56      $  15.79
                                                   =========   ===========    ==========    ==========    ==========
Total return                                         (53.85%)       69.10%        25.47%        15.00%        (8.21%)
                                                   =========   ===========    ==========    ==========    ==========
   RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of year (in
       thousands)                                   $ 6,994     $  17,903      $ 14,511      $ 19,251      $ 22,944

    Ratio of expenses to average
      net assets                                       2.25%         2.24%         2.25%         2.25%         2.30%

    Ratio of net investment loss to
       average net assets                              2.03%         2.02%         2.14%         2.08%         2.04%

    Portfolio turnover rate                           19.96%       120.65%       185.62%       273.25%       261.05%

(1) Per share information has been calculated using the average number of shares outstanding.

See notes to financial statements.

                          DOMINION INSIGHT GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1  - NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

          NATURE OF BUSINESS

          Dominion Insight Growth Fund (Fund) is a separate series of shares of common stock of Dominion Funds, Inc. (Company). The Company was incorporated in the state of Texas in June of 1992, and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is subject to various investment restrictions as set forth in the Statement of Additional Information. The investment objective of the Fund is capital appreciation. The Company may designate one or more series of common stock. The only series currently designated is the Fund. Each capital share in the Fund represents an equal proportionate interest in the net assets of the Fund with each other capital share in such series and no interest in any other series.

          Significant Accounting Policies:

          USE OF ESTIMATES

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

          VALUATION OF SECURITIES

          Securities are valued at the close of each business day. Securities traded on national securities exchanges or on the national market systems are valued at the last quoted sales price on the day of valuation. Securities for which representative market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

          SECURITY TRANSACTIONS AND INVESTMENT INCOME

          Security transactions are accounted for on the date the securities are purchased or sold. Realized security gains and losses from security transactions are reported on an identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

          CASH

          Cash is held in a credit interest account at Penson Financial Services, Inc., bearing interest at a variable rate. At June 30, 2001, the interest rate was 2.85%.

          INCOME TAXES

          The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income or excise tax provision is required.

          Net investment income (loss), net realized gains (losses) and the cost of investments in securities may differ for financial statement and income tax purposes. The character of distributions from net investment income or net realized gains may differ from their ultimate characterization for income tax purposes. At June 30, 2001, there were no material differences. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

          DISTRIBUTIONS TO SHAREHOLDERS

          Dividends declared and paid from net investment income or net realized gains are recorded on the ex-dividend date.

NOTE 2  - DISTRIBUTION TO SHAREHOLDERS

          Distributions of $9.71 aggregating $6,567,730 were declared from net realized gains from security transactions. The dividends were payable on December 4, 2000, to shareholders of record on November 30, 2000.

          At June 30, 2001, the Fund had undistributed net realized losses of $1,089,792.

NOTE 3  - CAPITAL SHARE TRANSACTIONS

          As of June 30, 2001, there were 1,000,000,000 shares of $.001 par value capital stock authorized of which 200,000,000 shares are classified as the Fund's series; the balance is unclassified. As of June 30, 2001, capital paid-in aggregated $12,388,927.

          Transactions in shares of capital stock for the years ended June 30, 2001 and June 30, 2000 are as follows:

                                         SHARES                                  AMOUNT
                              2001                  2000               2001                2000
Shares sold                     13,673                23,115       $     166,486      $      520,531
Shares issued in
   reinvestment of
   dividends                   703,131               166,094           6,187,549           3,371,705
                         -------------         -------------       -------------      --------------

                               716,804               189,209           6,354,035           3,892,236

Shares redeemed                168,199               243,907           1,593,006           5,402,119
                         -------------         -------------       -------------      --------------

Net increase (decrease)        548,605               (54,698)      $   4,761,029      $   (1,509,883)
                         =============         ==============      =============      ===============

NOTE 4  - INVESTMENT TRANSACTIONS

          Cost of purchases and sales of securities (excluding short-term obligations) aggregated $2,450,645 and $5,998,493 respectively, for the year ended June 30, 2001. As of June 30, 2001, the aggregate unrealized appreciation and depreciation of securities was as follows:

Unrealized appreciation                      $      996,703
Unrealized depreciation                          (3,057,040)
                                             ---------------
Net unrealized depreciation                  $   (2,060,337)
                                             ===============

NOTE 5  - INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

          The Fund has an Investment Advisory Agreement with Nye, Parnell & Emerson Capital Management, Inc. (Advisor) to act as its investment advisor. The Advisor also serves as investment advisor to certain private accounts. The Advisor has no previous experience in advising a mutual fund, other than to advise the Fund since November 1, 1999. The Advisor provides the Fund with investment advice and recommendations consistent with the Fund's investment objective, policies and restrictions, and supervises the purchase and sale of investment transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. For such services, the Advisor receives an annual fee of 1.0% of the Fund's average daily net assets, computed daily and paid on a monthly basis.

          The Fund has an Administration Agreement with Dominion Institutional Services Corporation (Administrator). Pursuant to the Administration Agreement, and subject to the authority of the board of directors of the Fund, the Administrator is responsible for the administration of the Fund and overall management of the Fund's business affairs. The Administrator provides all services required to carry on the Fund's general administrative and corporate affairs. These services include furnishing all executive and managerial personnel, office space and equipment, and providing federal and state regulatory compliance. For its services, the Administrator receives an annual fee of 1.25% of the Fund's average daily net assets, computed daily and paid on a monthly basis.

          The Fund has a Distribution Agreement with Rushmore Securities Corporation (Distributor). Pursuant to the Distribution Agreement, the Distributor performs services and bears the expenses relating to the offering of Fund shares for sale to the public. There is no sales charge to the investor for the purchase of shares.

          During the year ended June 30, 2001, a majority of the orders for the Fund's securities transactions were placed through the Distributor. Commissions charged by the Distributor for executing security transactions were $19,940 for the year ended June 30, 2001.

          Certain directors and officers of the Company are also directors, officers and/or employees of the Administrator and of the Distributor.

[LOGO](R) MCGLADREY & PULLEN, LLP                                       RSM
          CERTIFIED PUBLIC ACCOUNTANTS                             INTERNATIONAL

                          INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Directors
Dominion Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Dominion Insight Growth Fund portfolio of Dominion Funds, Inc., including the schedule of investments in securities, as of June 30, 2001, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended June 30, 2000 and financial highlights for the four years ended June 30, 2000 were audited by Wallace Sanders & Company and/or its predecessors, independent accountants, whose partners merged with McGladrey & Pullen, LLP on August 1, 2000, and whose report dated July 18, 2000, expressed an unqualified opinion on the statement of changes in net assets and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dominion Insight Growth Fund portfolio of Dominion Funds, Inc. as of June 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                     /s/ McGladrey & Pullen, LLP

Dallas, Texas
August 10, 2001